UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 23, 2020

Commission File Number:  021-214723

AzurRx BioPharma, Inc.
(Exact name of registrant as specified in its charter.)

Delaware (State or other jurisdiction of incorporation or organization)	46-4993860 (IRS Employer Identification No.)

760 Parkside Ave., Suite 304, Brooklyn, New York 11226
(Address of principal executive offices)

646-699-7855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AZRX	Nasdaq Capital Market

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2020, AzurRx BioPharma, Inc. (the “Company”) received a letter (the “July Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company of the Staff’s determination that the Company has regained compliance with Nasdaq Listing Rule 5635(d).

As previously reported in the Company’s Current Report on Form 8-K filed on June 12, 2020, the Company received a letter on June 11, 2020 from the Staff notifying the Company that it had failed to comply with the Listing Rule 5635(d) in connection with the offer and sale by the Company of senior convertible promissory notes (the “Convertible Notes) and related warrants, in certain closings of a prior private offering, and of common stock pursuant to a prior purchase agreement with Lincoln Park Capital Fund, LLC (collectively, the “Prior Transactions”).

In its July Letter, the Staff stated that it has determined that the Company has regained compliance with Listing Rule 5635(d), as a result of its recently completed exchange offering (the “Exchange”) of Convertible Notes for Series B Convertible Preferred Stock and related warrants, which was previously reported in the Company’s Current Report on Form 8-K filed on July 20, 2020. As a result of the Exchange, the Company reduced the number of shares issuable at below the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) to less than 20% of the total shares outstanding as of the applicable time of the Prior Transactions.

Accordingly, the Staff has determined that the matter is now closed.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2020, the Compensation Committee of the Board of Directors of the Company approved an increase in the annual base salary of James Saperstein, the Company’s President and Chief Executive Officer, from $450,000 to $480,000, effective August 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2020	AzurRx BioPharma, Inc. By: /s/ James Sapirstein Name: James Sapirstein Title: President and Chief Executive Officer